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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2001.


                               National City Bank
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           (Originator of the National City Credit Card Master Trust)
                                on behalf of the
                     National City Credit Card Master Trust
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

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
        United States                        333-43570                  34-0420310
-------------------------------        -----------------------      ----------------------------
(State or Other Jurisdiction of        (Commission File Number)     (IRS Employer Identification
        Incorporation)                                               Number)

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                1900 East 9th Street
                   Cleveland, Ohio                          44114
       --------------------------------------           -------------
       (Address of Principal Executive Office)            (Zip Code)



Registrant's telephone number, including area code (216) 575-2000



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Not Applicable.

Item 2. Not Applicable.

Item 3. Not Applicable.

Item 4. Not Applicable.

Item 5. On May 24, 2001 the (i) Pooling and Servicing Agreement for the National City Credit Card Master Trust, dated as of June 1, 1995, as amended and restated as of July 1, 2000, between National City Bank, as Seller and Servicer and The Bank of New York, as Trustee, was amended by the First Amendment to the Pooling and Servicing Agreement, dated as of May 24, 2001 and (ii) Series 2000-1 Supplement and Series 2001-1 Supplement to the Pooling and Servicing Agreement for the National City Credit Card Master Trust, dated as of June 1, 1995, as amended and restated as of July 1, 2000, each between National City Bank, as Seller and Servicer and The Bank of New York, as Trustee, were amended by the Amendment to the National City Credit Card Master Trust Series Supplements, dated as of May 24, 2001.

Item 6. Not Applicable.

Item 7. Exhibits.

        The following were filed as Exhibits to this Report under Exhibit 4.1 and Exhibit 4.2.

     Exhibit 4.1 First Amendment to the National City Credit Card Master Trust Pooling and Servicing Agreement, dated as of May 24, 2001.

     Exhibit 4.2 Amendment to the National City Credit Card Master Trust Series Supplements, dated as of May 24, 2001.

Item 8. Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the National City Bank on behalf of the National City Credit Card Master Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NATIONAL CITY CREDIT CARD
                                                   MASTER TRUST

                                            BY: NATIONAL CITY BANK



                                            By: /s/ Robert B. Crowl
                                                --------------------
                                            Name: Robert B. Crowl
                                            Title: Senior Vice President


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                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION
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4.1      First Amendment to the National City Credit Card Master Trust Pooling
         and Servicing Agreement, dated as of May 24, 2001.

4.2 Amendment to the National City Credit Card Master Trust Series Supplements, dated as of May 24, 2001.


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